Third Quarter 2019 Earnings Presentation November 6, 2019 NYSE: CVIA Exhibit 99.2

Forward Looking Statements Forward-Looking Statements   This presentation contains forward-looking statements intended to qualify for the protection of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements.   Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance that may ultimately prove to be inaccurate. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, results of operations or liquidity.   Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, the risks discussed in the Risk Factors section of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on March 22, 2019; and the other factors discussed from time to time in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.   Pro Forma Information and Non-GAAP Financial Measures   This presentation includes pro forma financial results which include the combined results of operations for Fairmount Santrol and Unimin for periods preceding the June 1, 2018 merger. This presentation also includes non-GAAP financial measures, including segment contribution margin, EBITDA, adjusted EBITDA and other measures identified as “adjusted” results. Please refer to the Appendix for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes this supplemental financial information enhances an investor’s understanding of Covia’s financial performance as it excludes those items which impact comparability of operating trends. The non-GAAP financial information should not be considered in isolation or viewed as a substitute for measures of performance calculated in accordance with GAAP, but should be viewed in addition to the results as reported by Covia. The inclusion of non-GAAP financial information as used in this presentation is not necessarily comparable to other similarly titled measures of other companies due to the potential inconsistencies in the method of presentation and items considered.

Covia: A Leading Diversified Mineral and Material Solutions Company Covia is a leading provider of advanced mineral-based material solutions across Industrial and Energy markets Energy Over 21 million tons of active nameplate capacity Ability to serve all major oil & gas basins with low cost plants Extensive product portfolio to address all well conditions Industrial 19 million tons of active nameplate capacity #1 or #2 position across most end markets Differentiated North American footprint Diversity of minerals, markets and geographies adds resiliency and growth Industrial 70% Energy 30% 3Q 19 LTM Gross Profit

Covia’s Strategy Grow Industrial Segment Reposition Energy Segment Strengthen Balance Sheet

Executing on Strategy Strengthen Balance Sheet 1 – On a pro forma basis Successfully divested non-core assets for $240M Over $120M of operating cash flow over last 6 months 3Q 19 capex down more than 50% vs. 1Q 19 3Q 19 SG&A down 31% vs. 2Q 18¹ Continued consolidation of production into lower cost facilities Reduced rail car fleet by 2,800 cars over last 12 months Idled 15 million tons of capacity during past year REPOSITION Energy Segment Grow Industrial 3Q 19 gross profit up 4% YoY despite sale of 2 assets and GM strike Canoitas expansion adds 350k tons of capacity in early 2020 3Q 19 coatings and polymers volumes +15% YoY Net debt reduced by over $310 million since 1Q 19

Diverse Industrial Business



COATINGS & POLYMERS

- Paints
- Architectural coatings
- Agricultural films
- Antiblock additives

FOUNDRY & METALS

- Transport - auto, rail & aerospace
- Equipment – construction agriculture & mining
- Household & building products
- Defense

CERAMICS

- Tiles
- Sanitary ware
- Bathtubs & sinks

BUILDING PRODUCTS

- Grouts and mortars
- Commercial flooring
- Roofing shingles
- Quartz surfaces
- Fiberglass

SPORTS & RECREATION

- Custom turf blends
- Golf bunker sand
- Play sand

GLASS

- Containers
- Touch screens
- Automotive
- Architectural
- Solar

OTHER

- Commercial filtration
- Pool filters



10-15%
10-15%
10-15%
10-15%
45-50%
<5%
<5%
Percentage of Industrial revenues by end market

Demonstrated leadership and customer knowledge across diversified end markets

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Low-Cost Energy Asset Portfolio In-Basin Plants Primary Basin(s) Served Logistics Energy Capacity (mtpa) Kermit, TX Crane,TX Seiling, OK Permian, Mid-Con 8.0 N/A Unit Train Capable Wedron, IL Oregon, IL Bakken, Mid-Con Rockies, Permian, Eagle Ford Yes Utica, IL Northeast Yes Tunnel City, WI Bakken, Canada Yes Northern White capacity consolidated into lowest-cost footprint, complemented by in-basin plants and flexible hybrid capacity 8.0 3.1¹ 3.2¹ 1 – Currently rated to 1.2 mtpa

Financial Transition Slide FINANCIALS and OUTLOOK

Quarter Highlights Third Quarter 19 Highlights Sold $240 million of non-core assets Solid 4% year-over-year Industrial profitability growth, despite asset sales and negative impact from GM strike Excluding asset sales, Industrial gross profit up 11% year-over-year Reduced 3Q 19 SG&A 8% sequentially Consolidated 5 million tons of Energy capacity to lower costs Implementing Company-wide business optimization program to lower cost structure 2017 Q3 18 LTM

Third Quarter 2019 Results In millions Industrial Energy Total Company Volumes (tons) 3.6 4.2 7.8 Revenue $185.6 $223.3 $409.0 Gross Profit $59.1 $17.7¹ $76.7¹ Contribution Margin $59.1 $24.6¹ $83.6¹ SG&A -- -- $35.6² Adjusted EBITDA -- -- $43.2 1 - Includes negative impact of $1.9 mm lease expense from lease accounting standard change 2 – Includes $2.3 million in non-cash stock compensation expenses

Outlook Industrial 4Q 2019 Volumes 3.3 to 3.5 million tons Includes negative impact from Calera sale Energy 4Q 2019 Volumes Down at least 15% sequentially Total Company FY19 SG&A $145 to $155 million Includes ~$10mm in non-cash stock comp Capex $85 million to $95 million

Appendix

Appendix: Non-GAAP Reconciliation Contribution Margin

Covia

Pro Forma Segment Contribution Margin & Reconciliation of Non-GAAP Measures (unaudited)

The following table reconciles segment contribution margin and segment contribution margin per ton, non-GAAP financial measures, to the most directly comparable GAAP measures, segment gross profit and segment gross profit per ton, respectively

		Three Months Ended September 30, 2019 As Reported
Segment gross profit(1)		
Energy	$	17,662
Industrial		59,061
Total segment gross profit		**76,723**
Operating expenses excluded from segment contribution margin(2)		6,914
Segment contribution margin (non-GAAP)(2)		
Energy		24,576
Industrial		59,061
Total segment contribution margin (non-GAAP)	**$**	**83,637**
Segment gross profit per ton(1)		
Energy	$	4.23
Industrial		16.48
Total segment gross profit per ton		**9.89**
Operating expenses per ton excluded from segment contribution margin per ton(2)		1.66
Segment contribution margin per ton (non-GAAP)(2)		
Energy		5.88
Industrial		16.48
Total segment contribution margin per ton (non-GAAP)	**$**	**10.78**

(1) In the three and nine months ended September 30, 2019, Energy segment gross profit was negatively impacted by the $1.9 million and $6.1 million, respectively, of operating lease expense incurred related to intangible assets that were reclassified to Operating right-of-use assets, net on the Condensed Consolidated Balance Sheets, as a result of the adoption of ASC 842. The expense, previously recognized as non-cash amortization expense, is now recognized in Cost of goods sold (excluding depreciation, depletion, and amortization shown separately) on the Condensed Consolidated Statement of Income (Loss).

As a result of the June 1, 2018 merger, legacy Fairmount Santrol inventories were written up to fair value under Generally Accepted Accounting Principles ("GAAP"). For the nine months ended September 30, 2019, $1.1 million, respectively, of this write-up was expensed through cost of goods sold, thereby reducing segment gross profit. There was no write-up in the three months ended September 30, 2019. Of the $1.1 million in the nine months ended September 30, 2019, $0.4 million impacted the Energy segment and $0.7 million impacted the Industrial segment.

(2) We define segment contribution margin as segment revenue less segment cost of sales, excluding any depreciation, depletion and amortization expenses, selling, general, and administrative costs, and operating costs of idled facilities and excess railcar capacity. We define segment contribution margin as segment revenue less segment cost of sales, excluding any depreciation, depletion, and amortization expenses, selling, general, and administrative costs, and operating costs of idled facilities and excess railcar capacity. Segment contribution margin per ton is defined as segment contribution margin divided by tons sold. Operating costs of idled facilities and excess railcar capacity costs, which are both entirely attributable to the Energy segment, were $6.9 million and $7.0 million in the three months ended September 30, 2019 and 2018, respectively, and $20.9 million and $9.1 million in the nine months ended September 30, 2019 and 2018, respectively. Segment contribution margin is a non-GAAP financial measure. A reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures is provided in tables.

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Appendix: Non-GAAP Reconciliation EBITDA & Adjusted EBITDA Covia Pro Forma Net Income (Loss) Information & Reconciliation of Non-GAAP Measures (unaudited) The following table reconciles EBITDA and Adjusted EBITDA, non-GAAP financial measures, to the most directly comparable GAAP measure, net income (loss) from continuing operations (amounts in thousands) Three Months Ended September 30, 2019 As Reported Revenues $ 408,957 Cost of goods sold (excluding depreciation, depletion, and amortization shown separately)(1) 332,234 Operating expenses Selling, general and administrative expenses 35,628 Depreciation, depletion and amortization expense 51,920 Goodwill and other asset impairments 7,761 Restructuring and other charges 3,378 Gain on sale of subsidiaries (127,195 Other operating expense (income), net 18 Operating income (loss) from continuing operations 105,213 Interest expense, net 26,894 Other non-operating expense, net 1,924 Income (loss) from continuing operations before provision (benefit) for income taxes 76,395 Provision (benefit) for income taxes 22,471 Net income (loss) from continuing operations 53,924 Less: Net income (loss) from continuing operations attributable to the non-controlling interest 152 Net income (loss) from continuing operations attributable to Covia Holdings Corporation 53,772 Interest expense, net 26,894 Provision (benefit) for income taxes 22,471 Depreciation, depletion and amortization expense 51,920 EBITDA 155,057 Non-cash charges relating to operating leases(1) 1,856 Non-cash stock compensation expense(2) 2,296 Costs and expenses related to the Merger and integration(3) - Restructuring and other charges(4) 3,378 Goodwill and asset impairments(5) 7,761 Gain on sale of subsidiaries(6) (127,195 Adjusted EBITDA $ 43,153 (1) In the three and nine months ended September 30, 2019, Energy segment gross profit was negatively impacted by the $1.9 million and $6.1 million, respectively, of operating lease expense incurred related to intangible assets that were reclassified to Operating right-of-use assets, net on the Condensed Consolidated Balance Sheets, as a result of the adoption of ASC 842. The expense, previously recognized as non-cash amortization expense, is now recognized in Cost of goods sold (excluding depreciation, depletion, and amortization shown separately) on the Condensed Consolidated Statement of Income (Loss) (2) Represents the non-cash expense for stock-based awards issued to employees and outside directors. Stock compensation expenses are reported in Selling, general & administrative expenses ("SG&A"). (3) Costs and expenses related to the Merger with Fairmount Santrol include legal, accounting, financial advisory services, severance, debt extinguishment, and integration expenses. (4) Represents expenses associated with restructuring activities as a result of the Merger and idled plant facilities, other charges related to executive severance and benefits, as well as restructuring-related SG&A expenses. (5) Represents expenses from a terminated project in 2018 due to post-Merger synergies and capital optimization. (6) Represents the gain on the sales of Calera and W&W.

Appendix: Adjusted Segment Information Covia Adjusted Industrial Segment Information The following table provides unaudited adjusted Industrial segment data, excluding the impact of Calera and the Winchester & Western Railroad W&W, as well as freight revenues. Calera and W&W were sold in August and September 2019, respectively. Amounts in thousands. Three Months Ended September 30, 2019 2018 Industrial volumes (tons), as reported 3,583 3,680 Less Calera volumes (35) (100) Adjusted Industrial volumes 3,548 3,580 Industrial revenues, as reported $ 185,639 $ 198,762 Less Calera revenues (4,591) (12,232) Less W&W revenues (2,659) (3,333) Adjusted Industrial revenues $ 178,389 $ 183,197 Industrial segment gross profit, as reported $ 59,061 $ 56,805 Less Calera gross profit (1,321) (4,130) Less W&W gross profit (960) (1,485) Adjusted Industrial segment gross profit $ 56,780 $ 51,190